INVESTORS RESEARCH FUND, INC.
                         AMENDMENTS DATED APRIL 1, 1997
              TO THE INVESTORS RESEARCH FUND, INC. PROSPECTUS DATED
                                JANUARY 30, 1997

1.  Reductions in the Sales Charges for New Investments.

    Effective March 25, 1997, the sales charges on new purchases of Fund shares have been reduced to the following:

                                                  Sales
                              Sales             Charge as
                            Charge as          Percentage
                           Percentage             of the
                           of the Net            Offering
                             Amount               Price
                            Received           (The Amount
Amount of                    by the             the Buyer
Purchase                      Fund               Invests)


Less than $25,000 .......... 3.90%  ............. 3.75%
$25,000 to $50,000 ......... 3.09%  ............. 3.00%
$50,000 to $100,000 ........ 2.56%  ............. 2.50%
$100,000 to $250,000 ....... 2.04%  ............. 2.00%
$250,000 to $500,000 ....... 1.52%  ............. 1.50%
$500,000 to $1,000,000 ..... 1.01%  ............. 1.00%
$1,000,000 and more ........ 0.00%  ............. 0.00%


2. Waiver of Sales Charges for Persons Investing Through Financial Planners and Similarly Situated Advisers Charging Fees, And For Sales to Registered Investment Companies and Insurance Company Separate Accounts. There is a Redemption Charge For Early Redemption of Such Shares.

The Fund will sell its shares at net asset value to persons who are investing through financial institution trust departments, fee based financial advisers, or "wrap accounts" established for the benefit of clients of broker-dealers who have sales agreements or similar arrangements with the Fund's principal underwriter with respect to sales of Fund shares. Shares will also be sold at net asset value to registered management investment companies or separate accounts of insurance companies.

No commissions will be paid to dealers in connection with the sales of shares at net asset value under this program.

In connection with such shares, the Fund may impose a redemption fee of 1% on any such shares redeemed within one year of the original purchase. However, no such fee will be imposed on shares acquired by reinvestment of distributions or on shares which would have originally been exempt from a sales charge under other purchase privileges. In determining whether a redemption fee is payable, the Fund will first redeem shares acquired by reinvestment of distributions, secondly, shares held for over 12 months, and, thirdly, shares held the longest during the 12-month period.


3. Merrimac Advisors Company has Become Sub-Adviser to Lakeview Securities Corporation.

On March 25, 1997, the shareholders of the Fund approved the agreement under which Merrimac Advisors Company became a sub-adviser to Lakeview Securities Corporation. Merrimac Advisors Company is a New Mexico corporation organized by Fredric J. French on October 23, 1996. Mr. French is no longer employed by Lakeview Securities, but will continue as one of the portfolio managers for the Fund pursuant to the sub-advisory agreement. There is no increase in advisory compensation to the Fund and the Fund has been informed that there will be no change in the portfolio management activities. A copy of the sub-advisory agreement and the related proxy statement can be obtained by calling the Fund's headquarters: 1-800-473-8631.

4. The Officers of the Fund.

The current officers of the Fund are:

    President:               Hugh J. Haferkamp
    Vice President:          Mark L. Sills
    Secretary-Treasurer:     Michael A. Marshall

5. The Executive Committee of the Fund.

As of March 25, 1997, the following persons comprise the Executive Committee of the Fund: Mark L. Sills, Chairman; Gertrude B. Calden; Leonard S. Jarrott; Michael A. Marshall; and William J. Nasif. Hugh J. Haferkamp, as President of the Fund, is ex officio a member of the committee.